UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 9, 2019
Date of Report (Date of earliest event reported)

 NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852-3107-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 5.02 below (including the use of various defined terms). Pursuant to the terms of the Amendment, on August 9, 2019, the Company awarded 1,117,485 shares of restricted common stock under the Equity Plan, subject to quarterly vesting for the three-year period following the date of award. The shares of restricted stock were awarded in lieu of aggregate unpaid cash benefits of $7.9 million earned under the Plan for performance periods ending on or prior to December 31, 2018. The shares of restricted stock awarded to United States participants were exempt from registration as a limited offering pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the shares of restricted stock awarded to non-United States participants were exempt from registration as they were made outside the United States pursuant to Regulation S promulgated under the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of Natural Health Trends Corp. (the “Company”) adopted the Second Amendment to the Natural Health Trends Corp. 2014 Long-Term Incentive Plan (Restated as of January 1, 2016) (the “Plan”) on August 9, 2019 (the “Amendment’). Pursuant to the terms of the Amendment, all unpaid cash benefits earned by currently employed participants under the Plan with respect to performance periods that concluded on prior to December 31, 2018 were paid in the form of the award of shares of restricted stock. The restricted stock awards were issued under the Natural Health Trends Corp. 2016 Equity Incentive Plan (the “Equity Plan”) pursuant to the authorized form of restricted stock award agreement, which provides for vesting in quarterly increments over three years following the date of grant, subject to the participant’s continued employment with the Company. Pursuant to the terms of the Amendment, Chris T. Sharng received 408,071 shares of restricted stock for unpaid cash benefits under the Plan of $2.9 million, and Timothy S. Davidson received 156,583 shares of restrictive stock for unpaid cash benefits under the Plan of $1.1 million. In addition, each participant that received shares of restricted stock is also entitled to receive certain gross-up payments for income taxes payable in connection with the awarded shares.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to the Natural Health Trends Corp. 2014 Long-Term Incentive Plan (Restated as of January 1, 2016), dated August 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2019

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to the Natural Health Trends Corp. 2014 Long-Term Incentive Plan (Restated as of January 1, 2016), dated August 9, 2019